BRIGHTHOUSE FUNDS TRUST II	SUMMARY PROSPECTUS April 29, 2019

Brighthouse/Wellington Core Equity Opportunities Portfolio

Class A, Class B and Class E Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus, reports to shareholders, and other information about the Portfolio (including the documents listed below) online at www.brighthousefinancial.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@brighthousefinancial.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated April 29, 2019, as supplemented from time to time, and the Portfolio’s financial statements for the year ended December 31, 2018, including the notes to the financial statements, the financial highlights and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Portfolio, dated December 31, 2018, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased Contracts (as defined below) from insurance companies, including insurance companies affiliated with Brighthouse Investment Advisers, LLC, and is not intended for use by other investors.

IMPORTANT NOTICE: Delivery of paper Portfolio reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, at the election of your insurance provider, you may not receive paper copies of the Portfolio’s annual and semiannual reports in the mail from the insurance provider that offers your Contract unless you specifically request it. Instead, they will be available on a website, and your insurance provider will notify you by mail whenever a new one is available, and provide you with a website link to access the report.

If you wish to continue to receive paper reports free of charge after January 1, 2021, please contact your insurance provider. If you choose this option, you will receive paper reports for all portfolios in which you are invested.

If you already receive these reports electronically, no action is required.

Investment Objectives

Provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.02%	0.02%	0.02%

Total Annual Portfolio Operating Expenses	0.72%	0.97%	0.87%
Fee Waiver *	(0.11%)	(0.11%)	(0.11%)

Net Operating Expenses	0.61%	0.86%	0.76%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 29, 2019 through April 29, 2020, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 29, 2020, only with the approval of the Board of Trustees of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$62	$219	$390	$884
Class B	$88	$298	$526	$1,180
Class E	$78	$267	$471	$1,062

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Wellington Management Company LLP (“Wellington Management” or “Subadviser”), subadviser to the Portfolio, utilizes an investment approach in managing the Portfolio that seeks to provide total returns in excess of the broader market as represented by the Russell 1000® Index over the long term by identifying companies that are expected to consistently return cash to shareholders in the form of a growing dividend. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities. Equity securities include common stocks, preferred stocks, American Depositary Receipts (“ADRs”), rights and warrants. Although the Portfolio may invest in the securities of companies with any market capitalization, the Portfolio normally invests a significant portion of its assets in the equity securities of large-capitalization companies. Wellington Management considers large-capitalization companies to be those with market capitalization of $10 billion and above. The Portfolio may invest in real estate investment trusts, and may invest up to 25% of its assets in foreign securities, including ADRs.

The investment process that Wellington Management uses to manage the Portfolio is based on the belief that above-average growth in dividends is an effective and often overlooked indicator of high quality, shareholder-oriented companies that produce consistent, above-average returns over time with lower volatility than the broad market. In order to grow dividends, Wellington Management believes companies need to produce not only growth in reported earnings, but also growth in free cash flow, which requires prudent management of balance sheet accruals as well as margins. In Wellington Management’s view, companies also need to allocate free cash flow effectively by reinvesting capital selectively and returning excess capital to shareholders. Historically, companies which have returned excess capital to shareholders via dividends have produced higher returns on capital over time. Wellington Management believes that a portfolio of high-quality stocks with superior prospects for dividend growth, selling at reasonable valuation levels, can produce superior total returns over time.

Leveraging the firm’s global industry analysts, the portfolio manager focuses on identifying high-quality companies that have the ability, propensity, and commitment to return capital to shareholders in the form of a growing dividend. From a financial perspective, the approach seeks to identify companies with a below average debt-to-capital ratio relative to their industry, higher than average and improving returns on capital, modest reinvestment needs, positive balance sheet trends, and free cash flow conversion. The unifying characteristic among the companies held in the Portfolio will be quality cash flow characteristics. Importantly, the portfolio manager also pays close attention to insider activity and management compensation schemes in order to judge the proper alignment of shareholder interests with those of the senior executives.

High-quality companies that meet Wellington Management’s dividend and valuation criteria are ranked on a similar basis. While dividend growth is an important focus of Wellington Management’s investment process, capital appreciation is also considered in determining the attractiveness of the valuation for each security. The portfolio manager monitors the risk/reward profile of each stock, but the most important driver of purchase and sale decisions is the potential for dividend growth and the fundamentals that support that analysis.

Principal Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objectives. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates or investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization

Brighthouse/Wellington Core Equity Opportunities Portfolio

companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Real Estate Investment Risk.     Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indexes. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective February 3, 2014, Wellington Management became the subadviser to the Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had Wellington Management been its subadviser and had its current principal investment strategies then been in effect.

Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2009	20.45%
Lowest Quarter	3rd – 2011	-15.68%

Average Annual Total Return as of December 31, 2018

	1 Year	5 Years	10 Years
Class A	-0.09%	7.66%	11.97%
Class B	-0.35%	7.39%	11.69%
Class E	-0.25%	7.50%	11.80%
Russell 1000® Index (reflects no deduction for mutual fund fees or expenses)	-4.78%	8.21%	13.28%

Management

Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.

Subadviser.    Wellington Management Company LLP is the subadviser to the Portfolio.

Portfolio Manager.    Donald J. Kilbride, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has managed the Portfolio since 2014.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Brighthouse/Wellington Core Equity Opportunities Portfolio

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